Exhibit 10.3(r)
IAE PROPRIETARY INFORMATION
CONFIDENTIAL
Exhibit 10.3(r)

IAE Building
400 Main Street
East Hartford, CT 06108 USA
June 03, 2009
JetBlue Airways Corporation
118-29 Queens Blvd.
Forest Hills, NY 11375
Attention: Senior Vice President Treasurer

Subject:	Side Letter No. 27 to the V2500 General Terms of Sale Agreement between JetBlue Airways Corporation and IAE International Aero Engines AG dated May 4, 1999.
Dear Sir:
We refer to the General Terms of Sale Agreement dated May 4, 1999 between IAE International Aero Engines AG (“IAE”) and JetBlue Airways Corporation (“JetBlue”), as amended from time to time, such contract being hereinafter referred to as the “Agreement”.
Unless expressly stated to the contrary, and to the extent possible, capitalized terms used in this Side Letter Agreement No. 27 (“Side Letter No. 27”) shall have the same meaning given to them in the Agreement. In the event of a conflict between the terms and provisions of this Side Letter No. 27 and those of the Agreement, this Side Letter No. 27 shall govern.
NOW, THEREFORE, the parties hereby as follows:
1.	Revision to Exhibits B-1 and Exhibit B-2
1.1	The Parties hereby agree that Exhibit B-1 to the Agreement, Aircraft Delivery Schedules, is hereby deleted in its entirety and replaced by the revised delivery schedule attached as Appendix 1 hereto which captures the amendments as set forth in Clause 2 below.

1.2	The Parties hereby agree that Exhibit B-2 to the Agreement, Purchased Items, Price, Escalation Formula and Delivery, is hereby deleted in its entirety and replaced by the revised delivery schedule attached as Appendix 2 hereto which captures the amendments as set forth in Clause 2 and Clause 3 below.
2.	Escalation Formula Clarification
2.1	Effective as of May 1, 2006, the labor indices used in the escalation formulae in Exhibit B-2 shall be as follows:
2.1.1	The labor index used for the calculation of the Labor Ratio in Escalation Formula I of Exhibit B-2, the “Average Hourly Earnings of Aircraft Engine and Engine Parts Productions Workers SIC Code 3724”, is superseded by the “North American Industry Classification System (NAICS) Wages and Salaries for Aircraft Manufacturing (NAICS Code 336411), CIU2023211000000I”.

IAE PROPRIETARY INFORMATION
2.1.2	The labor index used for the calculation of the Labor Ratio in Escalation Formula II of Exhibit B-2, the “Employment Cost Index (ECI) Wages and Salaries for Aircraft Manufacturing SIC Code 3721”, is superseded by the “North American Industry Classification System (NAICS) Wages and Salaries for Aircraft Manufacturing (NAICS Code 336411), CIU2023211000000I”.
2.2	Material indices WPU03 through WPU15 shall be used for the calculation of the Material Ratio in Escalation Formula II of Exhibit B-2.
3.	Spare Engine Deferral
3.1	The delivery of Spare Engine No. 19 (as listed in Exhibit B-2) is deferred from [***], 2009 and rescheduled for delivery in [***], 2009.

3.2	The deferral of the delivery of Spare Engine No. 19 from [***], 2009 to [***], 2009, as detailed above, [***], if any.

3.3	If JetBlue takes delivery of Spare Engine No. 19 in [***] , 2009, the Purchase Price balance for Spare Engine No. 19 shall only be escalated to [***] , 2009 in accordance with Formula I contained in Exhibit B-2 to the Agreement. In the event that JetBlue takes delivery of Spare Engine No. 19 after [***] , 2009, and if the delay is not caused or requested by IAE, then the Purchase Price balance for Spare Engine No. 19 shall be escalated to the month of delivery in accordance with the Formula I contained in Exhibit B-2 to the Agreement.
Except as expressly amended by this Side Letter No. 27, all provisions of the Agreement (as amended from time to time by various side letters and amendments) remain in full force and effect.

Very truly yours,	Agreed to and accepted on behalf of
IAE International Aero Engines AG	JetBlue Airways Corporation

/s/ Debarshi Mandal	/s/ Mark D. Powers

Name	Name

Commercial Manager	SVP Treasurer

Title	Title

6/5/09	6/4/09

Date	Date

[***]	Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

IAE PROPRIETARY INFORMATION
APPENDIX 1
Exhibit B-1
Aircraft Delivery Schedules
As of May 2009
Glossary Notes:
•	Delivered Aircraft are indicated by Italics typeface

•	Existing Firm Aircraft are indicated by normal typeface

•	Incremental Firm Aircraft are indicated by an asterisk (*)

•	2004 Incremental Aircraft, including all 2004 Incremental Aircraft and all Option Aircraft are indicated by bold typeface.

•	Applicable escalation formulae, indicated for the calculation of Fleet Introductory Assistance credits, are in accordance with Side Letter 13 to the Agreement.

Rank No.	Aircraft	Month	Applicable Escalation	Year

No. 1	Firm Aircraft	[***]	Formula I	2000
No. 2	Firm Aircraft	[***]	Formula I	2000
No. 3	Firm Aircraft	[***]	Formula I	2000
No. 4	Firm Aircraft	[***]	Formula I	2000
No. 5	Firm Aircraft	[***]	Formula I	2000
No. 6	Firm Aircraft	[***]	Formula I	2000

No. 7	Firm Aircraft	[***]	Formula I	2001
No. 8	Firm Aircraft	[***]	Formula I	2001
No. 9	Firm Aircraft	[***]	Formula I	2001
No. 10	Firm Aircraft	[***]	Formula I	2001
No. 11	Firm Aircraft	[***]	Formula I	2001
No. 12	Firm Aircraft	[***]	Formula I	2001
No. 13	Firm Aircraft	[***]	Formula I	2001

No. 14	Firm Aircraft	[***]	Formula I	2002
No. 15	Firm Aircraft	[***]	Formula I	2002
No. 16	Firm Aircraft	[***]	Formula I	2002
No. 17	Firm Aircraft	[***]	Formula I	2002
No. 18	Firm Aircraft	[***]	Formula I	2002
No. 19	Firm Aircraft	[***]	Formula I	2002
No. 20	Firm Aircraft	[***]	Formula I	2002
No. 21	Firm Aircraft	[***]	Formula I	2002
No. 22	Firm Aircraft	[***]	Formula I	2002
No. 23	Firm Aircraft	[***]	Formula I	2002
No. 24	Firm Aircraft	[***]	Formula I	2002
No. 25	Firm Aircraft	[***]	Formula I	2002
No. 26	Firm Aircraft	[***]	Formula I	2002

[***]	Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

IAE PROPRIETARY INFORMATION

Rank No.	Aircraft	Month	Applicable Escalation	Year

No. 27	Firm Aircraft	[***]	Formula I	2002
No. 28	Firm Aircraft	[***]	Formula I	2002
No. 29	Firm Aircraft	[***]	Formula I	2002

No. 30	Firm Aircraft	[***]	Formula I	2003
No. 31	Firm Aircraft	[***]	Formula I	2003
No. 32	Firm Aircraft	[***]	Formula I	2003
No. 33	Firm Aircraft	[***]	Formula I	2003
No. 34	Firm Aircraft	[***]	Formula I	2003
No. 35	Firm Aircraft	[***]	Formula I	2003
No. 36	Firm Aircraft	[***]	Formula I	2003
No. 37	Firm Aircraft	[***]	Formula I	2003
No. 38	Firm Aircraft	[***]	Formula I	2003
No. 39	Firm Aircraft	[***]	Formula I	2003
No. 40	Firm Aircraft	[***]	Formula I	2003
No. 41	Firm Aircraft	[***]	Formula I	2003
No. 42	Firm Aircraft	[***]	Formula I	2003
No. 43	Firm Aircraft	[***]	Formula I	2003
No. 44	Firm Aircraft	[***]	Formula I	2003

No. 45	Firm Aircraft	[***]	Formula I	2004
No. 46	Firm Aircraft	[***]	Formula I	2004
No. 47	Firm Aircraft	[***]	Formula I	2004
No. 48	Firm Aircraft	[***]	Formula I	2004
No. 49	Firm Aircraft	[***]	Formula I	2004
No. 50	Firm Aircraft	[***]	Formula I	2004
No. 51	Firm Aircraft	[***]	Formula I	2004
No. 52	Firm Aircraft	[***]	Formula I	2004
No. 53	Firm Aircraft	[***]	Formula I	2004
No. 54	Firm Aircraft	[***]	Formula I	2004
No. 55	Firm Aircraft	[***]	Formula I	2004*
No. 56	Firm Aircraft	[***]	Formula I	2004
No. 57	Firm Aircraft	[***]	Formula I	2004
No. 58	Firm Aircraft	[***]	Formula I	2004
No. 59	Firm Aircraft	[***]	Formula I	2004*

No. 60	Firm Aircraft	[***]	Formula I	2005
No. 61	Firm Aircraft	[***]	Formula I	2005
No. 62	Firm Aircraft	[***]	Formula I	2005*
No. 63	Firm Aircraft	[***]	Formula I	2005
No. 64	Firm Aircraft	[***]	Formula I	2005
No. 65	Firm Aircraft	[***]	Formula I	2005
No. 66	Firm Aircraft	[***]	Formula I	2005
No. 67	Firm Aircraft	[***]	Formula I	2005*
No. 68	Firm Aircraft	[***]	Formula I	2005

[***]	Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

IAE PROPRIETARY INFORMATION

Rank No.	Aircraft	Month	Applicable Escalation	Year

No. 69	Firm Aircraft	[***]	Formula I	2005
No. 70	Firm Aircraft	[***]	Formula I	2005
No. 71	Firm Aircraft	[***]	Formula I	2005*
No. 72	Firm Aircraft	[***]	Formula I	2005
No. 73	Firm Aircraft	[***]	Formula I	2005
No. 74	Firm Aircraft	[***]	Formula I	2005*
No. 75	Firm Aircraft	[***]	Formula I	2005*

No. 76	Firm Aircraft	[***]	Formula II	2006
No. 77	Firm Aircraft	[***]	Formula I	2006
No. 78	Firm Aircraft	[***]	Formula I	2006*
No. 79	Firm Aircraft	[***]	Formula I	2006*
No. 80	Firm Aircraft	[***]	Formula I	2006
No. 81	Firm Aircraft	[***]	Formula I	2006*
No. 82	Firm Aircraft	[***]	Formula I	2006
No. 83	Firm Aircraft	[***]	Formula I	2006*
No. 84	Firm Aircraft	[***]	Formula I	2006*
No. 85	Firm Aircraft	[***]	Formula I	2006
No. 86	Firm Aircraft	[***]	Formula I	2006*
No. 87	Firm Aircraft	[***]	Formula I	2006*
No. 88	Firm Aircraft	[***]	Formula I	2006
No. 89	Firm Aircraft	[***]	Formula I	2006*
No. 90	Firm Aircraft	[***]	Formula I	2006*
No. 91	Firm Aircraft	[***]	Formula II	2006

No. 92	Firm Aircraft	[***]	Formula I	2007
No. 93	Firm Aircraft	[***]	Formula I	2007
No. 94	Firm Aircraft	[***]	Formula II	2007
No. 95	Firm Aircraft	[***]	Formula I	2007
No. 96	Firm Aircraft	[***]	Formula I	2007
No. 97	Firm Aircraft	[***]	Formula I	2007
No. 98	Firm Aircraft	[***]	Formula I	2007*
No. 99	Firm Aircraft	[***]	Formula I	2007*
No. 100	Firm Aircraft	[***]	Formula I	2007*
No. 101	Firm Aircraft	[***]	Formula I	2007*
No. 102	Firm Aircraft	[***]	Formula I	2007*
No. 103	Firm Aircraft	[***]	Formula I	2007*

No. 104	Firm Aircraft	[***]	Formula I	2008*
No. 105	Firm Aircraft	[***]	Formula I	2008*
No. 106	Firm Aircraft	[***]	Formula I	2008*
No. 107	Firm Aircraft	[***]	Formula I	2008*
No. 108	Firm Aircraft	[***]	Formula I	2008*
No. 109	Firm Aircraft	[***]	Formula I	2008*
No. 110	Firm Aircraft	[***]	Formula I	2008*

[***]	Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

IAE PROPRIETARY INFORMATION

Rank No.	Aircraft	Month	Applicable Escalation	Year

No. 111	Firm Aircraft	[***]	Formula I	2008*
No. 112	Firm Aircraft	[***]	Formula I	2008*
No. 113	Firm Aircraft	[***]	Formula I	2008*
No. 114	Firm Aircraft	[***]	Formula I	2008*
No. 115	Firm Aircraft	[***]	Formula I	2008*

No. 116	Firm Aircraft	[***]	Formula I	2009*
No. 117	Firm Aircraft	[***]	Formula I	2009*
No. 118	Firm Aircraft	[***]	Formula I	2009*
No. 119	Firm Aircraft	[***]	Formula I	2010*
No. 120	Firm Aircraft	[***]	Formula I	2010*
No. 121	Firm Aircraft	[***]	Formula I	2010*
No. 122	Firm Aircraft	Year	Formula I	2011*
No. 123	Firm Aircraft	Year	Formula I	2011*
No. 124	Firm Aircraft	Year	Formula I	2011*
No. 125	Firm Aircraft	Year	Formula I	2011*
No. 126	Firm Aircraft	Year	Formula I	2011*

No. 127	Firm Aircraft	Year	Formula I	2012*
No. 128	Firm Aircraft	Year	Formula I	2012*
No. 129	Firm Aircraft	Year	Formula I	2012*
No. 130	Firm Aircraft	Year	Formula I	2012*
No. 131	Firm Aircraft	Year	Formula I	2012*
No. 132	Firm Aircraft	Year	Formula I	2012*
No. 133	Firm Aircraft	Year	Formula II	2012
No. 134	Firm Aircraft	Year	Formula II	2012
No. 135	Firm Aircraft	Year	Formula II	2012
No. 136	Firm Aircraft	Year	Formula II	2012
No. 137	Firm Aircraft	Year	Formula I	2012*
No. 138	Firm Aircraft	Year	Formula I	2012*
No. 139	Firm Aircraft	Year	Formula I	2012*

No. 140	Firm Aircraft	Year	Formula I	2013*
No. 141	Firm Aircraft	Year	Formula I	2013*
No. 142	Firm Aircraft	Year	Formula I	2013*
No. 143	Firm Aircraft	Year	Formula II	2013
No. 144	Firm Aircraft	Year	Formula II	2013
No. 145	Firm Aircraft	Year	Formula I	2013*
No. 146	Firm Aircraft	Year	Formula II	2013
No. 147	Firm Aircraft	Year	Formula II	2013
No. 148	Firm Aircraft	Year	Formula II	2013
No. 149	Firm Aircraft	Year	Formula II	2013
No. 150	Firm Aircraft	Year	Formula II	2013
No. 151	Firm Aircraft	Year	Formula II	2013

[***]	Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

IAE PROPRIETARY INFORMATION

Rank No.	Aircraft	Month	Applicable Escalation	Year

No. 152	Firm Aircraft	Year	Formula II	2013

No. 153	Firm Aircraft	Year	Formula I	2014*
No. 154	Firm Aircraft	Year	Formula II	2014
No. 155	Firm Aircraft	Year	Formula II	2014
No. 156	Firm Aircraft	Year	Formula II	2014
No. 157	Firm Aircraft	Year	Formula II	2014
No. 158	Firm Aircraft	Year	Formula II	2014
No. 159	Firm Aircraft	Year	Formula II	2014

No. 160	Firm Aircraft	Year	Formula II	2014
No. 161	Firm Aircraft	Year	Formula II	2014
No. 162	Firm Aircraft	Year	Formula I	2014*
No. 163	Firm Aircraft	Year	Formula II	2014
No. 164	Firm Aircraft	Year	Formula II	2014

No. 165	Firm Aircraft	Year	Formula II	2015
No. 166	Firm Aircraft	Year	Formula II	2015
No. 167	Firm Aircraft	Year	Formula II	2015
No. 168	Firm Aircraft	Year	Formula II	2015
No. 169	Firm Aircraft	Year	Formula I	2015*
No. 170	Firm Aircraft	Year	Formula I	2015*
No. 171	Firm Aircraft	Year	Formula I	2015*
No. 172	Firm Aircraft	Year	Formula I	2015*
No. 173	Firm Aircraft	Year	Formula I	2015*
2004 Option Aircraft

Rank No.	Aircraft	Month	Applicable Escalation	Year

No. 174	Option Aircraft	[***]Qtr	Formula II	2011
No. 175	Option Aircraft	[***] Qtr	Formula II	2011
No. 176	Option Aircraft	[***] Qtr	Formula II	2011

No. 177	Option Aircraft	[***] Qtr	Formula II	2012
No. 178	Option Aircraft	[***] Qtr	Formula II	2012
No. 179	Option Aircraft	[***] Qtr	Formula II	2012
No. 180	Option Aircraft	[***] Qtr	Formula II	2012

No. 181	Option Aircraft	[***] Qtr	Formula II	2013
No. 182	Option Aircraft	[***] Qtr	Formula II	2013
No. 183	Option Aircraft	[***] Qtr	Formula II	2013
No. 184	Option Aircraft	[***] Qtr	Formula II	2013
No. 185	Option Aircraft	[***] Qtr	Formula II	2013
No. 186	Option Aircraft	[***] Qtr	Formula II	2013

[***]	Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

IAE PROPRIETARY INFORMATION

Rank No.	Aircraft	Month	Applicable Escalation	Year

No. 187	Option Aircraft	[***]Qtr	Formula II	2013

No. 188	Option Aircraft	[***] Qtr	Formula II	2014
No. 189	Option Aircraft	[***] Qtr	Formula II	2014
No. 190	Option Aircraft	[***] Qtr	Formula II	2014
No. 191	Option Aircraft	[***] Qtr	Formula II	2014
No. 192	Option Aircraft	[***] Qtr	Formula II	2015
No. 193	Option Aircraft	[***] Qtr	Formula II	2015
No. 194	Option Aircraft	[***] Qtr	Formula II	2015
No. 195	Option Aircraft	[***] Qtr	Formula II	2015
Option Aircraft to be delivered after December 31, 2011 are subject to IAE and Airbus SAS concurrence on extension of the current purchase agreement between the parties.
Leased Aircraft

Year	Number	Delivery Dates
1999	1	1 [***]
2000	3	1 [***]1 [***],1 [***]
2001	4	1 [***],1 [***],1 [***]
2003	1	1 [***]
2004	1	1 [***]

[***]	Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

IAE PROPRIETARY INFORMATION
APPENDIX 2
Exhibit B-2
Purchased Items, Price, Escalation Formula and Delivery
As of May 2009
Glossary Notes:
•	Delivered Spare Engines are indicated by Italics typeface

•	Applicable escalation formulae are in accordance with Side Letter 13 to the Agreement

		Basic Contract
		Price
		U.S Dollars		Applicable
Rank No.	Purchased Item	(January 2003)	Qty	Escalation	Delivery Date

No. 1	V2527-A5 Spare Engine:	$[***]	1	Formula I	[***]/99
No. 2	V2527-A5 Spare Engine:	$[***]	1	Formula I	[***]/00
No. 3	V2527-A5 Spare Engine:	$[***]	1	Formula I	[***]/01
No. 4	V2527-A5 Spare Engine:	$[***]	1	Formula I	[***]/02
No. 5	V2527-A5 Spare Engine:	$[***]	1	Formula I	[***]/02
No. 6	V2527-A5 Spare Engine:	$[***]	1	Formula I	[***]/03
No. 7	V2527-A5 Spare Engine:	$[***]	1	Formula I	[***]/04
No. 8	V2527-A5 Spare Engine:	$[***]	1	Formula I	[***]/05
No. 9	V2527-A5 Spare Engine:	$[***]	1	Formula I	[***]/05
No. 10	V2527-A5 Spare Engine:	$[***]	1	Formula II	[***]/06
No. 11	V2527-A5 Spare Engine:	$[***]	1	Formula I	[***]/06
No. 12	V2527-A5 Spare Engine:	$[***]	1	Formula II	[***]/07
No. 13	V2527-A5 Spare Engine:	$[***]	1	Formula I	[***]/07
No. 14	V2527-A5 Spare Engine:	$[***]	1	Formula I	[***]/07
No. 15	V2527-A5 Spare Engine:	$[***]	1	Formula II	[***]/07
No. 16	V2527-A5 Spare Engine:	$[***]	1	Formula I	[***]/07
No. 17	V2527-A5 Spare Engine:	$[***]	1	Formula I	[***]/08
No. 18	V2527-A5 Spare Engine:	$[***]	1	Formula I	[***]/08
No. 19	V2527-A5 Spare Engine:	$[***]	1	Formula I	[***]/09
No. 20	V2527-A5 Spare Engine:	$[***]	1	Formula I	[***]/10
No. 21	V2527-A5 Spare Engine:	$[***]	1	Formula II	[***]/10
No. 22	V2527-A5 Spare Engine:	$[***]	1	Formula I	[***]/10
No. 23	V2527-A5 Spare Engine:	$[***]	1	Formula I	[***]/11
No. 24	V2527-A5 Spare Engine:	$[***]	1	Formula II	[***]/11
No. 25	V2527-A5 Spare Engine:	$[***]	1	Formula I	[***]/11
No. 26	V2527-A5 Spare Engine:	$[***]	1	Formula I	[***]/11
No. 27	V2527-A5 Spare Engine:	$[***]	1	Formula I	[***]/12
No. 28	V2527-A5 Spare Engine:	$[***]	1	Formula I	[***]/12

[***]	Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

IAE PROPRIETARY INFORMATION

		Basic Contract
		Price
		U.S Dollars		Applicable
Rank No.	Purchased Item	(January 2003)	Qty	Escalation	Delivery Date

TOTAL			28

IAE PROPRIETARY INFORMATION
EXHIBIT B-2
ESCALATION FORMULA I
1.	Any unit base price or other sum expressed to be subject to escalation from a base month to a month of delivery or other date of determination in accordance with the IAE Escalation Formula will be subject to escalation in accordance with the following formula:

P = Pb ([***]	L	+[***	]	M + [***]	E)
	Lo			Mo	Eo
Where:

P = the invoiced purchase price or escalated sum rounded to the nearest U.S. Dollar

Pb = unit base price or other sum.
Lo = the “North American Industry Classification System (NAICS) Wages and Salaries for Aircraft Manufacturing (NAICS Code 336411), CIU2023211000000I” as published quarterly by the Bureau of Labor Statistics, U.S. Department of Labor for the Labor for the month preceding the base month by four months.

L = the “North American Industry Classification System (NAICS) Wages and Salaries for Aircraft Manufacturing (NAICS Code 336411), CIU2023211000000I” as published quarterly by the Bureau of Labor Statistics, U.S. Department of Labor for the month preceding the month of delivery or other date of determination by four months.

Mo = the “Producer Price Index, Code 10, for Metals and Metal Products” published by the Bureau of Labor Statistics in the U.S. Department of Labor for the month preceding the base month by four months.

M = the “Producer Price Index, Code 10, for Metals and Metal Products” for the month preceding the base month by four months.

Eo = the “Producer Price Index, Code 5, for Fuel and Related Products and Power” published by the Bureau of Labor Statistics in the U.S. Department of Labor for the month preceding the base month by four months.

E = the “Producer Price Index, Code 5, for Fuel and Related Products and Power” for the month preceding the base month by four months.

The values of the factors [***]	L	+ [***]	M	+ [***]	E
	Lo		Mo		Eo
Respectively, shall be determined to the nearest fourth decimal place. If the fifth decimal is five or more, the fourth decimal place shall be raised to the next higher number.

If the U.S. Department of Labor ceases to publish the above statistics or modifies the basis of their calculation, then IAE may substitute any officially recognized and substantially equivalent statistics.

The Basic Contract Prices contained in this Exhibit B are subject to escalation from a Base Month of January 2003 to the month of delivery using using Lo, Mo and Eo values for September 2002.

If the application of the formula contained in this Exhibit B results in a Purchase Price which is lower than the Basic Contract Price, the Basic Contract Price will be deemed to be the Purchase Price for such Supplies.

[***]	Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

IAE PROPRIETARY INFORMATION
ESCALATION FORMULA II
1.	Any unit base price or other sum expressed to be subject to escalation from a base month to a month of delivery or other date of determination in accordance with the IAE Escalation Formula will be subject to escalation in accordance with the following formula:

Pi	=	(Pb+F) x CPI where:

Pi	=	the invoiced purchase price or escalated sum rounded to the nearest U.S. Dollar.

Pb	=	unit base price or other sum.

F	=	[***] (N)(Pb)

N	=	the calendar year of scheduled delivery or other date of determination minus 2003

CPI	=	[***] (L) + [***] (M)

L	=	Labor Ratio defined below

M	=	Material Ratio defined below
IAE’s Composite Price Index (“CPI”) is the sum of [***] percent of the Labor ratio and [***] percent of the Material Ratio, with the sum rounded to the nearest ten thousandth.

The quarterly value published for the Employment Cost Index will be deemed to apply to each month of the quarter.

The Labor Ratio is the “North American Industry Classification System (NAICS) Wages and Salaries for Aircraft Manufacturing (NAICS Code 336411), CIU2023211000000I” as published quarterly by the Bureau of Labor Statistics, U.S. Department of Labor for the arithmetic average of the fifth, sixth and seventh months (rounded to the nearest tenth) preceding the month of scheduled delivery for each engine/equipment; divided by the value of “North American Industry Classification System (NAICS) Wages and Salaries for Aircraft Manufacturing (NAICS Code 336411), CIU2023211000000I” for the arithmetic average of the fifth, sixth and seventh months (rounded to the nearest tenth) preceding the Base Month. To be clear the quarterly value of CIU2023211000000I will apply to each month of a given quarter.

The Material Ratio is the “Producer Price Index, Industrial Commodities, WPU03thru15”, as published monthly by the Bureau of Labor Statistics, U.S. Department of Labor, for the arithmetic average of the fifth, sixth and seventh months (rounded to the nearest tenth) preceding the month of scheduled delivery for each engine/equipment; divided by the value for Industrial Commodities for the arithmetic average of the fifth, sixth and seventh months (rounded to the nearest tenth) preceding the Base Month.

For a given month, the escalation shall be computed by using the applicable Index value, which the Bureau has published as the time of delivery or other date of determination.

2.	If the U.S. Department of Labor changes the base year for determination of the Index values as defined above, such re-based values will be incorporated in the escalation calculation.

3.	If the U.S. Department of Labor revises the methodology used for the determination of the values to be used to determine the CPI or, for any reason, has not released values needed to determine the CPI, IAE, in its sole discretion, shall select a substitute for such values from data published by the Bureau of Labor Statistics or otherwise make revisions to the escalation formula such that the escalation will as closely as possible approximate the result that would have been attained by continuing the use of the original escalation formula and values as they may have fluctuated during the applicable time period.

[***]	Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

IAE PROPRIETARY INFORMATION
4.	The invoiced purchase price, which in no event shall be less than the unit base price, shall be the final price. If the calculated sum of L + M is less than 1.0000, then the value of the sum is adjusted to 1.0000.